January 6, 2009

Dreyfus Investment Portfolios -Technology Growth Portfolio Supplement to Prospectus dated May 1, 2008

The following information supplements and supersedes any contrary information contained in the section of the portfolio’s Prospectus entitled “Management-Investment adviser”:

     Effective January 6, 2009, Barry K. Mills, CFA serves as the portfolio’s sole primary portfolio manager.

January 6, 2009

Dreyfus Investment Portfolios -Technology Growth Portfolio

Supplement to Statement of Additional Information (the “SAI”)
dated May 1, 2008

The following information supplements and supersedes any contrary information contained in the section of the Portfolio’s SAI entitled “Management Arrangements”:

     Effective January 6, 2009, Barry K. Mills, CFA serves as the Portfolio’s sole primary portfolio manager. Matthew Griffin and Erik Swords are the additional portfolio managers for the Portfolio.